 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 2005

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24269	34-1454529
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12220 El Camino Real, Suite 410, San Diego, California 92130
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (858) 704-5010

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Operations Update

On October 19, 2005, Surge Global Energy, Inc. announced that the Alberta Energy Utilities Board (AEUB) has granted its wholly owned subsidiary Surge Global Energy (Canada) Ltd. an amendment to its original Test Well License No. 0338653 at Sawn Lake, Alberta Canada to proceed with the drilling of a horizontal production well at Sawn Lake.

On September 29, 2005, Surge Global Energy, Inc. announced that its wholly owned subsidiary Surge Global Energy (Canada) Ltd. has spudded its first well at Sawn Lake, Alberta Canada on September 25th at 10:45 A.M. and validates the Farmout Agreement with Deep Well Oil & Gas Inc. and Northern Alberta Oil, LTD.

Legal Proceedings

On October 14, 2005, Surge Global Energy Inc., along with Surge Global Energy (Canada) Ltd. (collectively, "Surge"), were served with a lawsuit  issued in the Alberta Court of Queen's Bench by Deep Well Oil & Gas, Inc. ("DWOG"), a Nevada corporation and Northern Alberta Oil Ltd. ("Northern"), an Alberta corporation.  The statement of claim arises out of a Farmout Agreement between the parties under which Surge would be entitled to earn certain rights to petroleum and natural gas substances in defined lands in North Central Alberta, upon completing certain steps within certain time periods.  The statement of claim alleges that Surge has not completed those steps within the time required, and therefore alleges that Surge's right to the petroleum and natural gas has expired and that Surge's continued presence constitutes actionable trespass.  DWOG and Northern seek various declaratory and injunctive relief, and claim damages of $1,000,000 (Cdn.) for trespass, and punitive damages of a further $250,000 (Cdn.).

The Company vehemently denies all allegations in plaintiffs' Complaint and believes the Complaint to be entirely without merit.  The Company is vigorously defending the lawsuit.  Furthermore, in the very near future, the Company intends to file one or more lawsuits and/or Counterclaims against plaintiffs alleging that plaintiffs have intentionally thwarted the Company's and Surge Canada's ability to perform under the Farmout Agreement, have taken actions to prevent the Company and Surge Canada from realizing the benefits they are entitled to under the Farmout Agreement, have breached a separate contract, and have interfered with the Company's ability to obtain funding from independent sources.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC.

Date: October 19, 2005	/s/ Fred W. Kelly
Fred W. Kelly Chief Executive Officer